UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) April 24, 2015

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55274	98-1188172
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

4120 Southwest Freeway, Suite 150, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 355-8614

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 24, 2015, Nobilis Health Corp. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Victory Houston 8-K”) disclosing that Nobilis Health Holdings Corp. completed the acquisition of a 55% interest in Victory Medical Center Houston, L.P., a Texas limited partnership ("Victory" or the "Partnership") that owns and operates Victory Healthcare Houston Hospital.

The Victory Houston 8-K did not include the historical financial statements of the Partnership or the unaudited pro forma combined financial information of the Company (collectively, the “Financial Information”) and instead contained an undertaking to file the Financial Information at a later date. This amendment is being filed for the purpose of satisfying the Company’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Victory Houston 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The audited financial statements of the Partnership for the years ended December 31, 2014 and 2013 (including the Notes to the Consolidated Financial Statements) and Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2014, as well as the unaudited condensed combined balance sheet at March 31, 2015 and the unaudited condensed statement of operations for the three months ended March 31, 2015, giving effect to the acquisition of interest in the Partnership, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c)	None.

(d)	Exhibits

Exhibit
Number
Description of Exhibit
23.1	Consent of RBSM LLP, Independent Auditors of the Partnership

99.1	Audited Financial Statements of the Partnership as of December 31, 2014 and 2013 (including the Notes to the Consolidated Financial Statements) and Report of Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2014, as well as the unaudited condensed combined balance sheet at March 31, 2015 and the unaudited condensed statement of operations for the three months ended March 31, 2015, giving effect to the acquisition of interest in the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ Kenneth Klein
Kenneth Klein
Chief Financial Officer

Date: July 10, 2015

INDEX TO EXHIBITS

Exhibit
Number
Description of Exhibit
23.1	Consent of RBSM LLP, Independent Auditors of the Partnership

99.1	Audited Financial Statements of the Partnership as of December 31, 2014 and 2013 (including the Notes to the Consolidated Financial Statements) and Report of Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2014, as well as the unaudited condensed combined balance sheet at March 31, 2015 and the unaudited condensed statement of operations for the three months ended March 31, 2015, giving effect to the acquisition of interest in the Partnership.
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